Geographic Information	12 Months Ended
Dec. 31, 2014
Geographic Information [Abstract]
Geographic Information

20.  Geographic information

The following table sets forth the percentage of lease revenue attributable to individual countries representing at least 10% of total lease revenue in any year based on each airline’s principal place of business for the years indicated:

	2014	2013	2012
China	12.3%	8.0%	7.2%
United States of America	10.8%	17.3%	12.1%

The following table sets forth the percentage of long-lived assets attributable to individual countries representing at least 10% of total long-lived assets in 2014 based on each airline’s principal place of business for the years indicated:

	2014	2013
United States of America	13.5%	22.2%
China	12.7%	2.5%

We lease and sell aircraft to airlines and others throughout the world and our trade and notes receivable are from entities located throughout the world. We generally obtain deposits on leases and obtain collateral in flight equipment on notes receivable. During the year ended December 31, 2014 we had no lessees that represented more than 10% of total revenue. During the year ended December 31, 2013 we had one lessee, American Airlines, that represented 10.9% of total lease revenue. During the year ended December 31, 2012 we had no lessees that represented more than 10 % of total lease revenue.

During the year ended December 31, 2014, $60.8 million of lease revenue and $616.7 million of long-lived assets were attributable to The Netherlands, our country of domicile. In the years ended December 31, 2013 and 2012, no  lease revenue and no long-lived assets were attributable to The Netherlands.